Exhibit 99.2

The Travelers Companies, Inc.
Financial Supplement - Fourth Quarter 2008

The information included in the Financial Supplement is unaudited. This document should be read in conjunction with the Company’s Form 10-K which will be filed with the Securities and Exchange Commission.

Index

The Travelers Companies, Inc.
Financial Highlights
($ and shares in millions, except per share data)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2007	2007	2007	2007	2008	2008	2008	2008	2007	2008

Net income	$1,086	$1,254	$1,198	$1,063	$967	$942	$214	$801	$4,601	$2,924
Net income per share:
Basic	$1.62	$1.90	$1.85	$1.67	$1.57	$1.57	$0.36	$1.37	$7.04	$4.90
Diluted	$1.56	$1.86	$1.81	$1.64	$1.54	$1.54	$0.36	$1.35	$6.86	$4.82

Operating income	$1,078	$1,167	$1,198	$1,057	$1,008	$918	$330	$939	$4,500	$3,195
Operating income per share:
Basic	$1.61	$1.77	$1.85	$1.66	$1.63	$1.53	$0.56	$1.61	$6.89	$5.35
Diluted	$1.55	$1.73	$1.81	$1.63	$1.61	$1.50	$0.55	$1.58	$6.71	$5.27

Return on equity	17.3%	19.9%	18.6%	16.1%	14.6%	14.4%	3.4%	12.8%	18.0%	11.4%
Operating return on equity	17.5%	18.6%	18.6%	16.3%	15.6%	14.3%	5.1%	14.7%	17.7%	12.4%

Total assets, at period end	$115,688	$115,361	$115,644	$115,224	$114,144	$113,625	$112,695	$109,751	$115,224	$109,751
Total equity, at period end	$25,357	$25,322	$26,307	$26,616	$26,388	$25,923	$24,721	$25,319	$26,616	$25,319

Book value per share, at period end	$37.93	$38.36	$40.54	$42.22	$43.31	$43.56	$41.94	$43.12	$42.22	$43.12
Less: Net unrealized investment gains (losses), net of tax	0.67	(0.40)	0.34	0.99	0.95	0.11	(1.40)	(0.25)	0.99	(0.25)
Adjusted book value per share, at period end	$37.26	$38.76	$40.20	$41.23	$42.36	$43.45	$43.34	$43.37	$41.23	$43.37

Weighted average number of common shares outstanding (basic)	669.9	658.6	648.4	634.5	616.2	598.7	587.5	583.6	652.7	596.4
Weighted average number of common shares outstanding and common stock equivalents (diluted)	701.2	676.0	661.9	648.7	628.1	610.8	598.0	593.0	672.3	607.3
Common shares outstanding at period end	665.3	657.0	646.1	627.8	606.9	592.8	587.2	585.1	627.8	585.1

Common stock dividends declared	$174	$192	$188	$184	$178	$180	$177	$177	$738	$712

Common stock repurchased:
Under repurchase authorization (1)
Shares	13.9	11.4	11.7	19.0	20.8	15.3	6.2	2.7	56.0	45.0
Cost	$725	$622	$600	$1,000	$1,000	$750	$272	$100	$2,947	$2,122
Other
Shares	0.6	0.7	0.2	0.2	0.6	0.1	0.1	—	1.7	0.8
Cost	$31	$36	$10	$12	$28	$7	$2	$1	$89	$38

(1)  Repurchased under Board of Director authorization.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies,Inc.
Reconciliation to Net Income and Earnings Per Share
($ and shares in millions, except earnings per share)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2007	2007	2007	2007	2008	2008	2008	2008	2007	2008
Net income
Operating income	$1,078	$1,167	$1,198	$1,057	$1,008	$918	$330	$939	$4,500	$3,195
Net realized investment gains (losses)	8	87	—	6	(41)	24	(116)	(138)	101	(271)
Net income	$1,086	$1,254	$1,198	$1,063	$967	$942	$214	$801	$4,601	$2,924

Basic earnings per share
Operating income	$1.61	$1.77	$1.85	$1.66	$1.63	$1.53	$0.56	$1.61	$6.89	$5.35
Net realized investment gains (losses)	0.01	0.13	—	0.01	(0.06)	0.04	(0.20)	(0.24)	0.15	(0.45)
Net income	$1.62	$1.90	$1.85	$1.67	$1.57	$1.57	$0.36	$1.37	$7.04	$4.90

Diluted earnings per share
Operating income	$1.55	$1.73	$1.81	$1.63	$1.61	$1.50	$0.55	$1.58	$6.71	$5.27
Net realized investment gains (losses)	0.01	0.13	—	0.01	(0.07)	0.04	(0.19)	(0.23)	0.15	(0.45)
Net income	$1.56	$1.86	$1.81	$1.64	$1.54	$1.54	$0.36	$1.35	$6.86	$4.82

Adjustments to net income and weighted average shares for net income EPS calculations: (1)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2007	2007	2007	2007	2008	2008	2008	2008	2007	2008
Basic
Net income, as reported	$1,086	$1,254	$1,198	$1,063	$967	$942	$214	$801	$4,601	$2,924
Preferred stock dividends, net of taxes	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(4)	(4)
Net income available to common shareholders - basic	$1,085	$1,253	$1,197	$1,062	$966	$941	$213	$800	$4,597	$2,920

Diluted
Net income available to common shareholders - basic	$1,085	$1,253	$1,197	$1,062	$966	$941	$213	$800	$4,597	$2,920
Effect of dilutive securities:
Convertible preferred stock	1	1	1	1	1	1	1	1	4	4
Zero coupon convertible notes	1	1	1	1	1	1	1	1	4	4
Convertible junior subordinated notes (2)	7	1	—	—	—	—	—	—	8	—
Net income available to common shareholders - diluted	$1,094	$1,256	$1,199	$1,064	$968	$943	$215	$802	$4,613	$2,928

Common Shares
Basic
Weighted average shares outstanding	669.9	658.6	648.4	634.5	616.2	598.7	587.5	583.6	652.7	596.4

Diluted
Weighted average shares outstanding	669.9	658.6	648.4	634.5	616.2	598.7	587.5	583.6	652.7	596.4
Weighted average effects of dilutive securities:
Stock options and other incentive plans	9.1	8.9	8.3	9.0	6.9	7.1	5.8	4.8	9.4	6.1
Convertible preferred stock	3.1	3.0	2.8	2.8	2.6	2.6	2.3	2.2	2.9	2.4
Zero coupon convertible notes	2.4	2.4	2.4	2.4	2.4	2.4	2.4	2.4	2.4	2.4
Convertible junior subordinated notes (2)	16.7	3.1	—	—	—	—	—	—	4.9	—
Diluted weighted average shares outstanding	701.2	676.0	661.9	648.7	628.1	610.8	598.0	593.0	672.3	607.3

(1) Adjustments to net income and weighted average shares for net income EPS calculations can also be used for the operating income EPS calculations.

(2) Redeemed in April 2007.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies,Inc.
Statement of Income - Consolidated
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2007	2007	2007	2007	2008	2008	2008	2008	2007	2008
Revenues
Premiums	$5,295	$5,327	$5,416	$5,432	$5,340	$5,357	$5,448	$5,434	$21,470	$21,579
Net investment income	960	990	929	882	815	778	716	483	3,761	2,792
Fee income	120	127	148	113	105	90	120	75	508	390
Net realized investment gains (losses)	14	128	—	12	(62)	36	(170)	(219)	154	(415)
Other revenues	38	1	33	52	34	34	31	32	124	131
Total revenues	6,427	6,573	6,526	6,491	6,232	6,295	6,145	5,805	26,017	24,477

Claims and expenses
Claims and claim adjustment expenses	3,189	3,096	2,985	3,127	3,021	3,092	3,871	3,009	12,397	12,993
Amortization of deferred acquisition costs	869	915	956	966	954	961	990	975	3,706	3,880
General and administrative expenses	833	836	817	866	853	864	1,001	800	3,352	3,518
Interest expense	76	85	94	91	90	91	95	94	346	370
Total claims and expenses	4,967	4,932	4,852	5,050	4,918	5,008	5,957	4,878	19,801	20,761

Income before income taxes	1,460	1,641	1,674	1,441	1,314	1,287	188	927	6,216	3,716
Income tax expense (benefit)	374	387	476	378	347	345	(26)	126	1,615	792
Net income	$1,086	$1,254	$1,198	$1,063	$967	$942	$214	$801	$4,601	$2,924

Other statistics
Effective tax rate on net investment income	23.2%	23.4%	22.2%	21.1%	20.2%	19.8%	18.1%	9.5%	22.5%	17.7%
Net investment income (after-tax)	$737	$758	$724	$696	$650	$624	$587	$438	$2,915	$2,299

Catastrophes, net of reinsurance:
Pre-tax	$45	$40	$14	$68	$95	$356	$1,042	$(85)	$167	$1,408
After-tax	$29	$26	$9	$45	$62	$231	$682	$(56)	$109	$919

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Net Income by Major Component and Combined Ratio - Consolidated
($ in millions, net of tax)

	1Q 2007	2Q 2007	3Q 2007	4Q 2007	1Q 2008	2Q 2008	3Q 2008	4Q 2008	YTD 4Q 2007	YTD 4Q 2008

Underwriting gain (loss)	$341	$449	$520	$389	$401	$338	$(208)	$545	$1,699	$1,076
Net investment income	737	758	724	696	650	624	587	438	2,915	2,299
Other, including interest expense	—	(40)	(46)	(28)	(43)	(44)	(49)	(44)	(114)	(180)
Operating income	1,078	1,167	1,198	1,057	1,008	918	330	939	4,500	3,195
Net realized investment gains (losses)	8	87	—	6	(41)	24	(116)	(138)	101	(271)
Net income	$1,086	$1,254	$1,198	$1,063	$967	$942	$214	$801	$4,601	$2,924

GAAP Combined ratio (1) (2)
Loss and loss adjustment expense ratio	59.2%	57.1%	53.6%	56.6%	55.7%	57.0%	69.9%	54.9%	56.6%	59.4%
Underwriting expense ratio	30.0%	30.7%	30.8%	31.8%	31.9%	32.3%	34.8%	31.0%	30.8%	32.5%
Combined ratio	89.2%	87.8%	84.4%	88.4%	87.6%	89.3%	104.7%	85.9%	87.4%	91.9%

Impact of catastrophes on combined ratio (3)	0.9%	0.8%	0.3%	1.3%	1.8%	6.6%	19.1%	-1.6%	0.7%	6.5%
Impact of prior year reserve development on combined ratio	-1.2%	-2.4%	-4.3%	-2.4%	-7.5%	-9.8%	-6.2%	-5.1%	-2.5%	-7.1%

(1) Before policyholder dividends.

(2) Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses. In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

	1Q 2007	2Q 2007	3Q 2007	4Q 2007	1Q 2008	2Q 2008	3Q 2008	4Q 2008	YTD 4Q 2007	YTD 4Q 2008
Billing and policy fees	$29	$25	$26	$27	$27	$26	$27	$26	$107	$106
Fee income:
Loss and loss adjustment expenses	$47	$48	$71	$47	$43	$30	$58	$13	$213	$144
Underwriting expenses	73	79	77	66	62	60	62	62	295	246
Total fee income	$120	$127	$148	$113	$105	$90	$120	$75	$508	$390

(3) The impact of catastrophes on the combined ratios for the three months ended September 30, 2008, and the three and twelve months ended December 31, 2008 included 15.8, (1.0) and 5.8 point impacts, respectively, on the loss and loss adjustment expense ratio, and 3.3, (0.6) and 0.7 point impacts, respectively, on the underwriting expense ratio.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Operating Income - Consolidated
($ in millions)

	1Q 2007	2Q 2007	3Q 2007	4Q 2007	1Q 2008	2Q 2008	3Q 2008	4Q 2008	YTD 4Q 2007	YTD 4Q 2008

Revenues
Premiums	$5,295	$5,327	$5,416	$5,432	$5,340	$5,357	$5,448	$5,434	$21,470	$21,579
Net investment income	960	990	929	882	815	778	716	483	3,761	2,792
Fee income	120	127	148	113	105	90	120	75	508	390
Other revenues	38	1	33	52	34	34	31	32	124	131
Total revenues	6,413	6,445	6,526	6,479	6,294	6,259	6,315	6,024	25,863	24,892

Claims and expenses
Claims and claim adjustment expenses	3,189	3,096	2,985	3,127	3,021	3,092	3,871	3,009	12,397	12,993
Amortization of deferred acquisition costs	869	915	956	966	954	961	990	975	3,706	3,880
General and administrative expenses	833	836	817	866	853	864	1,001	800	3,352	3,518
Interest expense	76	85	94	91	90	91	95	94	346	370
Total claims and expenses	4,967	4,932	4,852	5,050	4,918	5,008	5,957	4,878	19,801	20,761

Operating income before income taxes	1,446	1,513	1,674	1,429	1,376	1,251	358	1,146	6,062	4,131
Income tax expense	368	346	476	372	368	333	28	207	1,562	936
Operating income	$1,078	$1,167	$1,198	$1,057	$1,008	$918	$330	$939	$4,500	$3,195

Other statistics
Effective tax rate on net investment income	23.2%	23.4%	22.2%	21.1%	20.2%	19.8%	18.1%	9.5%	22.5%	17.7%
Net investment income (after-tax)	$737	$758	$724	$696	$650	$624	$587	$438	$2,915	$2,299

Catastrophes, net of reinsurance (1):
Pre-tax	$45	$40	$14	$68	$95	$356	$1,042	$(85)	$167	$1,408
After-tax	$29	$26	$9	$45	$62	$231	$682	$(56)	$109	$919

(1) In 4Q 2008, “Catastrophes, net of reinsurance” includes a net benefit from re-estimation of current year catastrophe losses.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Selected Statistics - Property and Casualty Operations ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2007	2007	2007	2007	2008	2008	2008	2008	2007	2008
Statutory underwriting
Gross written premiums	$6,071	$6,262	$6,097	$5,768	$5,933	$6,061	$6,134	$5,709	$24,198	$23,837
Net written premiums	$5,144	$5,714	$5,394	$5,366	$5,188	$5,629	$5,481	$5,385	$21,618	$21,683

Net earned premiums	$5,295	$5,327	$5,416	$5,432	$5,340	$5,357	$5,448	$5,434	$21,470	$21,579
Losses and loss adjustment expenses	3,128	3,059	2,921	3,067	2,978	3,118	3,781	2,974	12,175	12,851
Underwriting expenses	1,670	1,732	1,694	1,676	1,706	1,766	1,811	1,643	6,772	6,926
Statutory underwriting gain (loss)	497	536	801	689	656	473	(144)	817	2,523	1,802
Policyholder dividends	7	6	11	8	7	9	4	11	32	31
Statutory underwriting gain (loss) after policyholder dividends	$490	$530	$790	$681	$649	$464	$(148)	$806	$2,491	$1,771

Other statutory statistics
Reserves for losses and loss adjustment expenses	$42,942	$43,029	$43,000	$43,068	$42,840	$42,885	$42,848	$41,307	$43,068	$41,307
Increase (decrease) in reserves	$(6)	$87	$(29)	$68	$(228)	$45	$(37)	$(1,541)	$120	$(1,761)
Statutory surplus	$21,204	$21,843	$22,221	$22,878	$22,353	$22,288	$21,929	$21,491	$22,878	$21,491
Net written premiums/surplus (1)	1.01:1	0.99:1	0.98:1	0.94:1	0.97:1	0.97:1	0.99:1	1.01:1	0.94:1	1.01:1

(1)  Based on 12 months of rolling net written premiums.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Written and Earned Premiums - Property and Casualty Operations ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2007	2007	2007	2007	2008	2008	2008	2008	2007	2008
Written premiums
Gross	$6,071	$6,262	$6,097	$5,768	$5,933	$6,061	$6,134	$5,709	$24,198	$23,837
Ceded	(927)	(548)	(703)	(402)	(745)	(432)	(653)	(324)	(2,580)	(2,154)
Net	$5,144	$5,714	$5,394	$5,366	$5,188	$5,629	$5,481	$5,385	$21,618	$21,683

Earned premiums
Gross	$6,001	$6,031	$6,073	$6,075	$5,932	$5,957	$6,035	$5,978	$24,180	$23,902
Ceded	(706)	(704)	(657)	(643)	(592)	(600)	(587)	(544)	(2,710)	(2,323)
Net	$5,295	$5,327	$5,416	$5,432	$5,340	$5,357	$5,448	$5,434	$21,470	$21,579

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Operating Income - Business Insurance ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2007	2007	2007	2007	2008	2008	2008	2008	2007	2008

Revenues
Premiums	$2,763	$2,802	$2,850	$2,868	$2,786	$2,781	$2,823	$2,790	$11,283	$11,180
Net investment income	694	717	664	633	573	540	494	310	2,708	1,917
Fee income	120	127	148	113	105	90	120	75	508	390
Other revenues	4	10	1	9	6	7	8	9	24	30
Total revenues	3,581	3,656	3,663	3,623	3,470	3,418	3,445	3,184	14,523	13,517

Claims and expenses
Claims and claim adjustment expenses	1,741	1,664	1,594	1,674	1,558	1,556	1,952	1,542	6,673	6,608
Amortization of deferred acquisition costs	403	435	451	453	451	451	466	450	1,742	1,818
General and administrative expenses	509	503	504	512	516	516	565	482	2,028	2,079
Interest expense	—	—	1	—	—	—	—	1	1	1
Total claims and expenses	2,653	2,602	2,550	2,639	2,525	2,523	2,983	2,475	10,444	10,506

Operating income before federal income taxes	928	1,054	1,113	984	945	895	462	709	4,079	3,011
Income taxes	250	249	310	255	262	237	84	90	1,064	673
Operating income	$678	$805	$803	$729	$683	$658	$378	$619	$3,015	$2,338

Other statistics
Effective tax rate on net investment income	23.1%	23.3%	22.0%	20.8%	19.7%	19.2%	17.4%	6.3%	22.3%	16.8%
Net investment income (after-tax)	$534	$550	$518	$502	$460	$436	$409	$291	$2,104	$1,596

Catastrophes, net of reinsurance (1):
Pre-tax	$—	$—	$—	$4	$57	$185	$488	$(24)	$4	$706
After-tax	$—	$—	$—	$3	$37	$120	$318	$(16)	$3	$459

(1)  In 4Q 2008, “Catastrophes, net of reinsurance” includes a net benefit from re-estimation of current year catastrophe losses.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Operating Income by Major Component and Combined Ratio - Business Insurance ($ in millions, net of tax)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2007	2007	2007	2007	2008	2008	2008	2008	2007	2008

Underwriting gain (loss)	$140	$249	$284	$221	$219	$217	$(35)	$325	$894	$726
Net investment income	534	550	518	502	460	436	409	291	2,104	1,596
Other	4	6	1	6	4	5	4	3	17	16
Operating income	$678	$805	$803	$729	$683	$658	$378	$619	$3,015	$2,338

GAAP Combined ratio (1) (2)
Loss and loss adjustment expense ratio	61.2%	57.6%	53.3%	56.6%	54.2%	54.7%	67.1%	54.6%	57.1%	57.7%
Underwriting expense ratio	30.3%	30.5%	30.7%	31.2%	32.4%	32.4%	34.2%	31.1%	30.7%	32.5%
Combined ratio	91.5%	88.1%	84.0%	87.8%	86.6%	87.1%	101.3%	85.7%	87.8%	90.2%

Impact of catastrophes on combined ratio (3)	0.0%	0.0%	0.0%	0.1%	2.1%	6.6%	17.3%	-0.8%	0.0%	6.3%
Impact of prior year reserve development on combined ratio	-0.9%	-2.1%	-5.9%	-1.7%	-11.2%	-12.8%	-8.7%	-7.3%	-2.6%	-10.0%

(1)  Before policyholder dividends.

(2)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses. In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2007	2007	2007	2007	2008	2008	2008	2008	2007	2008
Billing and policy fees	$3	$3	$3	$4	$3	$4	$3	$4	$13	$14
Fee income:
Loss and loss adjustment expenses	$47	$48	$71	$47	$43	$30	$58	$13	$213	$144
Underwriting expenses	73	79	77	66	62	60	62	62	295	246
Total fee income	$120	$127	$148	$113	$105	$90	$120	$75	$508	$390

(3)  The impact of catastrophes on the combined ratios for the three months ended September 30, 2008, and the three and twelve months ended December 31, 2008 included 14.6, (0.3) and 5.7 point impacts, respectively, on the loss and loss adjustment expense ratio, and 2.7, (0.5) and 0.6 point impacts, respectively, on the underwriting expense ratio.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Selected Statistics - Business Insurance ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2007	2007	2007	2007	2008	2008	2008	2008	2007	2008

Statutory underwriting
Gross written premiums	$3,387	$3,321	$3,243	$3,066	$3,308	$3,087	$3,215	$2,970	$13,017	$12,580
Net written premiums	$2,880	$2,935	$2,726	$2,777	$2,911	$2,805	$2,748	$2,756	$11,318	$11,220

Net earned premiums	$2,763	$2,802	$2,850	$2,868	$2,786	$2,781	$2,823	$2,790	$11,283	$11,180
Losses and loss adjustment expenses	1,684	1,628	1,530	1,616	1,517	1,576	1,868	1,509	6,458	6,470
Underwriting expenses	866	882	870	867	903	897	922	842	3,485	3,564
Statutory underwriting gain	213	292	450	385	366	308	33	439	1,340	1,146
Policyholder dividends	3	3	5	4	4	6	2	6	15	18
Statutory underwriting gain after policyholder dividends	$210	$289	$445	$381	$362	$302	$31	$433	$1,325	$1,128

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Net Written Premiums - Business Insurance ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2007	2007	2007	2007	2008	2008	2008	2008	2007	2008

Net written premiums by market
Select Accounts	$701	$731	$637	$642	$708	$724	$662	$662	$2,711	$2,756
Commercial Accounts	641	581	615	681	673	550	635	666	2,518	2,524
National Accounts	255	286	245	270	246	241	240	269	1,056	996
Industry-Focused Underwriting	582	580	584	555	613	584	613	586	2,301	2,396
Target Risk Underwriting	417	475	394	379	423	445	366	359	1,665	1,593
Specialized Distribution	252	276	243	244	244	259	228	208	1,015	939
Total core	2,848	2,929	2,718	2,771	2,907	2,803	2,744	2,750	11,266	11,204
Business Insurance other	32	6	8	6	4	2	4	6	52	16
Total	$2,880	$2,935	$2,726	$2,777	$2,911	$2,805	$2,748	$2,756	$11,318	$11,220

Net written premiums by product line
Commercial multi-peril	$805	$778	$713	$770	$791	$726	$693	$728	$3,066	$2,938
Workers’ compensation	614	553	538	562	674	566	598	614	2,267	2,452
Commercial automobile	506	526	493	486	500	476	511	465	2,011	1,952
Property	494	549	476	471	482	515	433	430	1,990	1,860
General liability	434	527	501	481	462	520	510	519	1,943	2,011
Other	27	2	5	7	2	2	3	—	41	7
Total	$2,880	$2,935	$2,726	$2,777	$2,911	$2,805	$2,748	$2,756	$11,318	$11,220

National accounts
Additions to claim volume under administration (1)	$836	$640	$554	$641	$712	$522	$482	$566	$2,671	$2,282
Written fees	$123	$104	$100	$93	$103	$80	$85	$77	$420	$345

(1)  Includes new and renewal business.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Operating Income - Financial, Professional & International Insurance ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2007	2007	2007	2007	2008	2008	2008	2008	2007	2008

Revenues
Premiums	$844	$844	$854	$842	$847	$852	$863	$867	$3,384	$3,429
Net investment income	121	125	126	122	122	120	114	98	494	454
Other revenues	5	6	5	13	5	8	5	6	29	24
Total revenues	970	975	985	977	974	980	982	971	3,907	3,907

Claims and expenses
Claims and claim adjustment expenses	451	464	419	403	390	376	545	458	1,737	1,769
Amortization of deferred acquisition costs	163	160	166	165	159	163	166	164	654	652
General and administrative expenses	145	146	144	155	144	149	149	139	590	581
Interest expense	—	—	—	—	—	1	1	—	—	2
Total claims and expenses	759	770	729	723	693	689	861	761	2,981	3,004

Operating income before federal income taxes	211	205	256	254	281	291	121	210	926	903
Income taxes	55	53	73	70	73	87	38	56	251	254
Operating income	$156	$152	$183	$184	$208	$204	$83	$154	$675	$649

Other statistics
Effective tax rate on net investment income	24.6%	24.5%	24.0%	23.6%	23.5%	23.5%	22.0%	20.6%	24.2%	22.5%
Net investment income (after-tax)	$91	$95	$95	$94	$93	$92	$89	$78	$375	$352

Catastrophes, net of reinsurance (1):
Pre-tax	$—	$—	$—	$—	$—	$6	$91	$(13)	$—	$84
After-tax	$—	$—	$—	$—	$—	$4	$64	$(10)	$—	$58

(1)  In 4Q 2008, “Catastrophes, net of reinsurance” includes a net benefit from re-estimation of current year catastrophe losses.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Operating Income by Major Component and Combined Ratio - Financial, Professional & International Insurance ($ in millions, net of tax)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2007	2007	2007	2007	2008	2008	2008	2008	2007	2008

Underwriting gain (loss)	$62	$53	$84	$83	$112	$107	$(8)	$72	$282	$283
Net investment income	91	95	95	94	93	92	89	78	375	352
Other	3	4	4	7	3	5	2	4	18	14
Operating income	$156	$152	$183	$184	$208	$204	$83	$154	$675	$649

GAAP Combined ratio (1)
Loss and loss adjustment expense ratio	53.0%	54.7%	48.3%	47.4%	45.7%	43.7%	62.9%	52.3%	50.8%	51.2%
Underwriting expense ratio	36.4%	36.3%	36.3%	37.9%	35.7%	36.7%	36.5%	34.9%	36.8%	36.0%
Combined ratio	89.4%	91.0%	84.6%	85.3%	81.4%	80.4%	99.4%	87.2%	87.6%	87.2%

Impact of catastrophes on combined ratio (2)	0.0%	0.0%	0.0%	0.0%	0.0%	0.6%	10.5%	-1.6%	0.0%	2.5%
Impact of prior year reserve development on combined ratio	0.0%	-1.7%	-4.8%	-4.3%	-7.4%	-15.5%	-4.9%	-4.2%	-2.7%	-8.0%

(1) Before policyholder dividends.

(2)  The impact of catastrophes on the combined ratios for the three months ended September 30, 2008, and the three and twelve months ended December 31, 2008 included 9.8, (1.5) and 2.3 point impacts, respectively, on the loss and loss adjustment expense ratio, and 0.7, (0.1) and 0.2 point impacts, respectively, on the underwriting expense ratio.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Selected Statistics - Financial, Professional & International Insurance ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2007	2007	2007	2007	2008	2008	2008	2008	2007	2008

Statutory underwriting
Gross written premiums	$975	$1,063	$978	$1,021	$946	$1,065	$965	$990	$4,037	$3,966
Net written premiums	$600	$984	$918	$963	$644	$985	$901	$938	$3,465	$3,468

Net earned premiums	$844	$844	$854	$842	$847	$852	$863	$867	$3,384	$3,429
Losses and loss adjustment expenses	447	463	419	401	387	383	539	456	1,730	1,765
Underwriting expenses	322	314	302	305	311	317	299	286	1,243	1,213
Statutory underwriting gain	75	67	133	136	149	152	25	125	411	451
Policyholder dividends	4	3	6	4	3	3	2	5	17	13
Statutory underwriting gain after policyholder dividends	$71	$64	$127	$132	$146	$149	$23	$120	$394	$438

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Net Written Premiums - Financial, Professional & International Insurance
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2007	2007	2007	2007	2008	2008	2008	2008	2007	2008

Net written premiums by market
Bond & Financial Products excluding Afianzadora Insurgentes	$292	$652	$655	$604	$378	$621	$643	$586	$2,203	$2,228
Afianzadora Insurgentes (1)	19	6	—	—	—	—	—	—	25	—
Total Bond & Financial Products	311	658	655	604	378	621	643	586	2,228	2,228
International	289	326	263	359	266	364	258	352	1,237	1,240
Total	$600	$984	$918	$963	$644	$985	$901	$938	$3,465	$3,468

Net written premiums by product line
General liability	$96	$275	$284	$287	$101	$259	$271	$290	$942	$921
Fidelity & surety	180	344	341	287	239	328	341	264	1,152	1,172
International	289	326	263	359	266	364	258	352	1,237	1,240
Other	35	39	30	30	38	34	31	32	134	135
Total	$600	$984	$918	$963	$644	$985	$901	$938	$3,465	$3,468

(1)  In March 2007, the Company completed the sale of its Mexican surety subsidiary, Afianzadora Insurgentes.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Operating Income (Loss) - Personal Insurance
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2007	2007	2007	2007	2008	2008	2008	2008	2007	2008

Revenues
Premiums	$1,688	$1,681	$1,712	$1,722	$1,707	$1,724	$1,762	$1,777	$6,803	$6,970
Net investment income	145	148	139	127	120	118	108	75	559	421
Other revenues	24	21	23	22	21	19	18	17	90	75
Total revenues	1,857	1,850	1,874	1,871	1,848	1,861	1,888	1,869	7,452	7,466

Claims and expenses
Claims and claim adjustment expenses	997	968	972	1,050	1,073	1,160	1,374	1,009	3,987	4,616
Amortization of deferred acquisition costs	303	320	339	348	344	347	358	361	1,310	1,410
General and administrative expenses	170	177	162	190	181	193	281	174	699	829
Total claims and expenses	1,470	1,465	1,473	1,588	1,598	1,700	2,013	1,544	5,996	6,855

Operating income (loss) before federal income taxes	387	385	401	283	250	161	(125)	325	1,456	611
Income taxes	121	109	125	82	69	39	(61)	99	437	146
Operating income (loss)	$266	$276	$276	$201	$181	$122	$(64)	$226	$1,019	$465

Other statistics
Effective tax rate on net investment income	22.8%	22.8%	21.6%	20.1%	19.1%	18.9%	17.2%	8.2%	21.9%	16.6%
Net investment income (after-tax)	$112	$113	$111	$100	$97	$96	$89	$69	$436	$351

Catastrophes, net of reinsurance (1):
Pre-tax	$45	$40	$14	$64	$38	$165	$463	$(48)	$163	$618
After-tax	$29	$26	$9	$42	$25	$107	$300	$(30)	$106	$402

(1)  In 4Q 2008, “Catastrophes, net of reinsurance” includes a net benefit from re-estimation of current year catastrophe losses.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Operating Income (Loss) by Major Component and Combined Ratio - Personal Insurance ($ in millions, net of tax)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2007	2007	2007	2007	2008	2008	2008	2008	2007	2008

Underwriting gain (loss)	$139	$147	$152	$85	$70	$14	$(165)	$148	$523	$67
Net investment income	112	113	111	100	97	96	89	69	436	351
Other	15	16	13	16	14	12	12	9	60	47
Operating income (loss)	$266	$276	$276	$201	$181	$122	$(64)	$226	$1,019	$465

GAAP Combined ratio (1)
Loss and loss adjustment expense ratio	59.0%	57.6%	56.8%	61.0%	62.9%	67.3%	77.9%	56.8%	58.6%	66.2%
Underwriting expense ratio	26.5%	28.3%	28.0%	29.8%	29.3%	30.0%	35.0%	28.8%	28.2%	30.8%
Combined ratio	85.5%	85.9%	84.8%	90.8%	92.2%	97.3%	112.9%	85.6%	86.8%	97.0%

Impact of catastrophes on combined ratio (2)	2.7%	2.4%	0.8%	3.7%	2.2%	9.6%	26.2%	-2.7%	2.4%	8.9%
Impact of prior year reserve development on combined ratio	-2.1%	-3.0%	-1.4%	-2.5%	-1.5%	-2.2%	-2.5%	-2.1%	-2.2%	-2.1%

(1) Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  Billing and policy fees are as follows:

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2007	2007	2007	2007	2008	2008	2008	2008	2007	2008
Billing and policy fees	$26	$22	$23	$23	$24	$22	$24	$22	$94	$92

(2)  The impact of catastrophes on the combined ratios for the three months ended September 30, 2008, and the three and twelve months ended December 31, 2008 included 20.8, (1.6) and 7.8 point impacts, respectively, on the loss and loss adjustment expense ratio, and 5.4, (1.1) and 1.1 point impacts, respectively, on the underwriting expense ratio.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2007	2007	2007	2007	2008	2008	2008	2008	2007	2008

Statutory underwriting

Gross written premiums	$1,709	$1,878	$1,876	$1,681	$1,679	$1,909	$1,954	$1,749	$7,144	$7,291
Net written premiums	$1,664	$1,795	$1,750	$1,626	$1,633	$1,839	$1,832	$1,691	$6,835	$6,995

Net earned premiums	$1,688	$1,681	$1,712	$1,722	$1,707	$1,724	$1,762	$1,777	$6,803	$6,970
Losses and loss adjustment expenses	997	968	972	1,050	1,074	1,159	1,374	1,009	3,987	4,616
Underwriting expenses	482	536	522	504	492	552	590	515	2,044	2,149
Statutory underwriting gain (loss)	$209	$177	$218	$168	$141	$13	$(202)	$253	$772	$205

Policies in force (in thousands) (1)
Automobile	2,456	2,464	2,473	2,479	2,495	2,526	2,538	2,526	2,479	2,526
Homeowners and other	4,579	4,631	4,666	4,682	4,702	4,755	4,808	4,831	4,682	4,831

(1)  In April 2007, the Company completed the sale of its subsidiary, Mendota Insurance Company and its wholly-owned subsidiaries, Mendakota Insurance Company and Mendota Insurance Agency, Inc.

Policies in force have been restated to exclude sold entities.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Selected Statistics - Personal Insurance (Automobile)
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2007	2007	2007	2007	2008	2008	2008	2008	2007	2008

Statutory underwriting

Gross written premiums	$975	$927	$914	$857	$930	$939	$938	$882	$3,673	$3,689

Net written premiums:
Excluding Mendota	$916	$915	$901	$847	$922	$933	$929	$876	$3,579	$3,660
Mendota (1)	49	—	—	—	—	—	—	—	49	—
Total	$965	$915	$901	$847	$922	$933	$929	$876	$3,628	$3,660

Net earned premiums	$939	$912	$920	$921	$911	$919	$937	$941	$3,692	$3,708
Losses and loss adjustment expenses	595	593	599	622	649	637	655	674	2,409	2,615
Underwriting expenses	254	262	253	243	262	271	270	257	1,012	1,060
Statutory underwriting gain	$90	$57	$68	$56	$—	$11	$12	$10	$271	$33

Other statistics
GAAP Combined ratio (2):
Loss and loss adjustment expense ratio	63.3%	65.1%	65.1%	67.6%	71.3%	69.3%	69.9%	71.5%	65.3%	70.5%
Underwriting expense ratio	24.1%	26.6%	26.3%	27.2%	27.7%	28.6%	28.5%	28.6%	26.1%	28.4%
Combined ratio	87.4%	91.7%	91.4%	94.8%	99.0%	97.9%	98.4%	100.1%	91.4%	98.9%

Impact of catastrophes on combined ratio	0.1%	0.4%	0.0%	0.0%	0.0%	1.5%	0.7%	0.0%	0.1%	0.5%

Catastrophe losses, net of reinsurance:
Pre-tax	$1	$4	$—	$—	$—	$14	$6	$—	$5	$20
After-tax	$1	$2	$—	$—	$—	$9	$4	$—	$3	$13

Policies in force (in thousands) (3)	2,456	2,464	2,473	2,479	2,495	2,526	2,538	2,526
Change from prior year quarter (3)	6.3%	3.6%	1.7%	1.2%	1.6%	2.5%	2.6%	1.9%
Change from prior quarter (3)	0.2%	0.3%	0.4%	0.2%	0.6%	1.2%	0.5%	-0.5%

(1)  In April 2007, the Company completed the sale of its subsidiary, Mendota Insurance Company and its wholly-owned subsidiaries, Mendakota Insurance Company and Mendota Insurance Agency, Inc. (collectively, Mendota).

(2)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses.

Billing and policy fees are as follows:

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2007	2007	2007	2007	2008	2008	2008	2008	2007	2008
Billing and policy fees	$17	$13	$14	$13	$14	$13	$14	$13	$57	$54

(3)  Policies in force have been restated to exclude sold entities.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Selected Statistics - Personal Insurance (Homeowners and Other)
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2007	2007	2007	2007	2008	2008	2008	2008	2007	2008

Statutory underwriting

Gross written premiums	$734	$951	$962	$824	$749	$970	$1,016	$867	$3,471	$3,602
Net written premiums	$699	$880	$849	$779	$711	$906	$903	$815	$3,207	$3,335

Net earned premiums	$749	$769	$792	$801	$796	$805	$825	$836	$3,111	$3,262
Losses and loss adjustment expenses	402	375	373	428	425	522	719	335	1,578	2,001
Underwriting expenses	228	274	269	261	230	281	320	258	1,032	1,089
Statutory underwriting gain (loss)	$119	$120	$150	$112	$141	$2	$(214)	$243	$501	$172

Other statistics
GAAP Combined ratio (1):
Loss and loss adjustment expense ratio	53.7%	48.7%	47.1%	53.4%	53.3%	64.9%	87.1%	40.2%	50.7%	61.4%
Underwriting expense ratio	29.4%	30.2%	30.0%	32.9%	31.3%	31.6%	42.4%	29.1%	30.7%	33.6%
Combined ratio	83.1%	78.9%	77.1%	86.3%	84.6%	96.5%	129.5%	69.3%	81.4%	95.0%

Impact of catastrophes on combined ratio	5.9%	4.6%	1.8%	8.0%	4.8%	18.8%	55.3%	-5.6%	5.1%	18.4%

Catastrophe losses, net of reinsurance:
Pre-tax	$44	$36	$14	$64	$38	$151	$457	$(48)	$158	$598
After-tax	$28	$24	$9	$42	$25	$98	$296	$(30)	$103	$389

Policies in force (in thousands) (2)	4,579	4,631	4,666	4,682	4,702	4,755	4,808	4,831
Change from prior year quarter (2)	7.2%	5.6%	3.9%	3.0%	2.7%	2.7%	3.0%	3.2%
Change from prior quarter (2)	0.8%	1.1%	0.8%	0.3%	0.4%	1.1%	1.1%	0.5%

(1)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses.

Billing and policy fees are as follows:

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2007	2007	2007	2007	2008	2008	2008	2008	2007	2008
Billing and policy fees	$9	$9	$9	$10	$10	$9	$10	$9	$37	$38

(2)  In April 2007, the Company completed the sale of its subsidiary, Mendota Insurance Company and its wholly-owned subsidiaries, Mendakota Insurance Company and Mendota Insurance Agency, Inc. Policies in force have been restated to exclude sold entities.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Interest Expense and Other
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2007	2007	2007	2007	2008	2008	2008	2008	2007	2008

Revenues
Net investment income	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Other revenues (1)	5	(36)	4	8	2	—	—	—	(19)	2
Total revenues	5	(36)	4	8	2	—	—	—	(19)	2

Claims and expenses
Interest expense	76	85	93	91	90	90	94	93	345	367
General and administrative expenses	9	10	7	9	12	6	6	5	35	29
Total claims and expenses	85	95	100	100	102	96	100	98	380	396

Operating loss before federal income tax benefit	(80)	(131)	(96)	(92)	(100)	(96)	(100)	(98)	(399)	(394)
Income taxes	(58)	(65)	(32)	(35)	(36)	(30)	(33)	(38)	(190)	(137)
Operating loss	$(22)	$(66)	$(64)	$(57)	$(64)	$(66)	$(67)	$(60)	$(209)	$(257)

(1)  In the second quarter of 2007, other revenues includes a $39 million loss on the Company’s redemption of its 4.50% convertible junior subordinated notes, representing the redemption premium paid and the write off of the remaining unamortized debt issuance costs.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Consolidated Balance Sheet
(in millions)

	December 31,	December 31,
	2008 (1)	2007

Assets
Fixed maturities, available for sale at fair value (including $8 and $1,988 subject to securities lending) (amortized cost $61,569 and $64,152)	$61,275	$64,920
Equity securities, at fair value (cost $461 and $473)	379	488
Real estate	827	850
Short-term securities	5,222	5,186
Other investments	3,035	3,374
Total investments	70,738	74,818

Cash	350	271
Investment income accrued	823	861
Premiums receivable	5,954	6,142
Reinsurance recoverables	14,232	15,641
Ceded unearned premiums	941	1,123
Deferred acquisition costs	1,774	1,809
Deferred tax asset	1,965	1,207
Contractholder receivables	6,350	6,696
Goodwill	3,366	3,366
Other intangible assets	688	814
Other assets	2,570	2,476
Total assets	$109,751	$115,224

	December 31,	December 31,
	2008 (1)	2007

Liabilities
Claims and claim adjustment expense reserves	$54,723	$57,700
Unearned premium reserves	10,957	11,227
Contractholder payables	6,350	6,696
Payables for reinsurance premiums	528	618
Debt	6,181	6,242
Other liabilities	5,693	6,125
Total liabilities	84,432	88,608

Shareholders’ equity
Preferred Stock Savings Plan - convertible preferred stock (0.3 shares issued and outstanding)	89	112
Common stock (1,750.0 shares authorized; 585.1 and 627.8 shares issued and outstanding)	19,242	18,990
Retained earnings	13,314	11,110
Accumulated other changes in equity from nonowner sources	(900)	670
Treasury stock, at cost (128.8 and 82.9 shares)	(6,426)	(4,266)
Total shareholders’ equity	25,319	26,616
Total liabilities and shareholders’ equity	$109,751	$115,224

(1) Preliminary.

The Travelers Companies, Inc. Investment Portfolio (at carrying value, $ in millions)

	December 31,	Pre-tax Book	December 31,	Pre-tax Book
	2008	Yield (1)	2007	Yield (1)
Investment portfolio

Taxable fixed maturities (including redeemable preferred stock)	$22,481	5.32%	$26,369	5.21%
Tax-exempt fixed maturities	38,794	4.14%	38,551	4.16%
Total fixed maturities	61,275	4.59%	64,920	4.59%

Non-redeemable preferred stocks	219	6.35%	305	6.27%
Common stocks	160		183
Total equity securities	379		488

Real estate	827		850

Short-term securities	5,222	1.20%	5,186	4.95%

Private equities	1,505		1,437
Hedge funds	531		914
Real estate joint ventures & other	886		948
Mortgage loans	94	8.06%	45	7.31%
Trading securities	19		30
Total other investments	3,035		3,374

Total investments	$70,738		$74,818

Net unrealized investment gains (losses), net of tax, included in shareholders’ equity	$(144)		$620

(1)  Yields are provided for those investments with an embedded book yield.

The Travelers Companies, Inc. Investment Portfolio - Fixed Maturities Data (at carrying value, $ in millions)

	December 31,	December 31,
	2008	2007
Fixed maturities
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$1,841	$2,150
Obligations of states and political subdivisions	39,062	38,822
Debt securities issued by foreign governments	1,519	1,635
Mortgage-backed securities - principally obligations of U.S. Government agencies	6,059	7,116
Corporates (including redeemable preferreds)	12,794	15,197
Total fixed maturities	$61,275	$64,920

Fixed Maturities

Quality Characteristics (1)

	December 31, 2008
	Amount	% of Total
Quality Ratings
Aaa	$30,878	50.4%
Aa	20,282	33.1
A	6,030	9.8
Baa	2,883	4.7
Total investment grade	60,073	98.0
Ba	642	1.1
B	382	0.6
Caa and lower	178	0.3
Total below investment grade	1,202	2.0
Total fixed maturities	$61,275	100.0%
Average weighted quality	Aa1, AA+
Average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases	4.2

(1)  Rated using external rating agencies or by Travelers when a public rating does not exist.  Below investment grade assets refer to securities rated “Ba” or below.

The Travelers Companies, Inc.
Investment Income
($ in millions)

	1Q 2007	2Q 2007	3Q 2007	4Q 2007	1Q 2008	2Q 2008	3Q 2008	4Q 2008	YTD 4Q 2007	YTD 4Q 2008

Gross investment income
Fixed maturities	$709	$712	$731	$741	$736	$726	$727	$726	$2,893	$2,915
Short-term securities	73	64	76	66	52	32	36	23	279	143
Other	193	229	137	89	39	32	(37)	(256)	648	(222)
	975	1,005	944	896	827	790	726	493	3,820	2,836
Investment expenses	15	15	15	14	12	12	10	10	59	44
Net investment income, pre-tax	960	990	929	882	815	778	716	483	3,761	2,792
Income taxes	223	232	205	186	165	154	129	45	846	493
Net investment income, after-tax	$737	$758	$724	$696	$650	$624	$587	$438	$2,915	$2,299

Effective tax rate	23.2%	23.4%	22.2%	21.1%	20.2%	19.8%	18.1%	9.5%	22.5%	17.7%

Average invested assets (1)	$72,737	$73,063	$74,451	$75,215	$74,733	$74,156	$74,256	$73,588	$73,872	$74,197

Average yield pre-tax (1)	5.3%	5.4%	5.0%	4.7%	4.4%	4.2%	3.9%	2.6%	5.1%	3.8%
Average yield after-tax	4.1%	4.2%	3.9%	3.7%	3.5%	3.4%	3.2%	2.4%	3.9%	3.1%

(1) Excludes net unrealized investment gains (losses), net of tax, and is adjusted for cash, receivables for investment sales, payables on investment purchases and accrued investment income.

The Travelers Companies, Inc.
Net Realized and Unrealized Investment Gains (Losses)
($ in millions)

	1Q 2007	2Q 2007	3Q 2007	4Q 2007	1Q 2008	2Q 2008	3Q 2008	4Q 2008	YTD 4Q 2007	YTD 4Q 2008

Net realized investment gains (losses)
Fixed maturities	$9	$13	$(7)	$(10)	$(32)	$6	$(153)	$(192)	$5	$(371)
Equity securities	2	3	(1)	(2)	(1)	(14)	(28)	(29)	2	(72)
Other (1) (2)	3	112	8	24	(29)	44	11	2	147	28
Realized investment gains (losses) before tax	14	128	—	12	(62)	36	(170)	(219)	154	(415)
Related taxes	6	41	—	6	(21)	12	(54)	(81)	53	(144)
Net realized investment gains (losses)	$8	$87	$—	$6	$(41)	$24	$(116)	$(138)	$101	$(271)

Gross investment gains (2)	$69	$173	$64	$155	$89	$138	$91	$160	$461	$478
Gross investment losses before impairments (2)	(46)	(36)	(50)	(105)	(113)	(74)	(105)	(181)	(237)	(473)
Impairments	(9)	(9)	(14)	(38)	(38)	(28)	(156)	(198)	(70)	(420)
Realized investment gains (losses) before tax	14	128	—	12	(62)	36	(170)	(219)	154	(415)
Related taxes	6	41	—	6	(21)	12	(54)	(81)	53	(144)
Net realized investment gains (losses)	$8	$87	$—	$6	$(41)	$24	$(116)	$(138)	$101	$(271)

	March 31, 2007	June 30, 2007	September 30, 2007	December 31, 2007	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008

Net unrealized investment gains (losses), net of tax, by asset type
Fixed maturities	$417	$(591)	$155	$768	$695	$(73)	$(1,406)	$(294)
Equity securities & other	252	174	175	169	168	159	115	41
Unrealized investment gains (losses) before tax	669	(417)	330	937	863	86	(1,291)	(253)
Related taxes	230	(154)	109	317	287	23	(473)	(109)

Balance, end of period	$439	$(263)	$221	$620	$576	$63	$(818)	$(144)

(1) In the second quarter of 2007, includes $81 million from the bundled sale of a substantial portion of the Company’s venture capital investment holdings.

(2) Includes the following gross investment gains and gross investment losses related to U.S. Treasury futures, which are settled daily:

Gross investment Treasury future gains	$18	$18	$13	$21	$42	$49	$48	$51	$70	$190
Gross investment Treasury future losses	$19	$11	$18	$30	$56	$39	$52	$96	$78	$243

The Company entered into these arrangements as part of its strategy to shorten the duration of the fixed maturity portfolio. In a changing interest rate environment, the change in the value of the futures contracts can be expected to partially offset changes in the value of the fixed maturity portfolio.

The Travelers Companies, Inc. Reinsurance Recoverables ($ in millions)

	December 31,	December 31,
	2008	2007
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses	$9,376	$10,731
Allowance for uncollectible reinsurance	(618)	(688)
Net reinsurance recoverables	8,758	10,043
Mandatory pools and associations	1,957	1,983
Structured settlements	3,517	3,615
Total reinsurance recoverables	$14,232	$15,641

The Company’s top five reinsurer groups, including retroactive reinsurance, by reinsurance recoverable is as follows:

	A.M. Best Rating of Group’s	December 31,	December 31,
Reinsurer	Predominant Reinsurer	2008	2007
Swiss Re Group	A+ second highest of 16 ratings	$1,009	$1,266
Munich Re Group	A+ second highest of 16 ratings	831	994
Berkshire Hathaway Group	A++ highest of 16 ratings	495	591
Transatlantic Holdings, Inc. (1)	A third highest of 16 ratings	495	475
XL Capital Group	A third highest of 16 ratings	465	511

The gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and unasserted claims.  The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves.  Although this total comprises recoverables due from nearly one thousand different reinsurance entities, about half is attributable to 10 reinsurer groups.

The net reinsurance recoverables reflect an allowance for uncollectible reinsurance that is based upon the Company’s ongoing review of amounts outstanding, reinsurer solvency, the Company’s experience, current economic conditions, and other relevant factors.  Of the total net recoverables due from reinsurers at December 31, 2008, after deducting mandatory pool and structured settlement balances, $6.9 billion, or 79%, were rated by A.M. Best Company.  Of the total rated by A.M. Best Company, 99% were rated A- or better.  The remaining 21% net recoverables from reinsurers were comprised of the following:  7% related to the Company’s participation in voluntary pools, 9% related to recoverables from captive insurance companies and 5% were balances from other companies not rated by A.M. Best Company.  In addition, $2.6 billion of the net recoverables were collateralized by letters of credit, funds held and trust agreements at December 31, 2008.

The mandatory pools and associations represent various involuntary assigned risk pools that the Company is required to participate in.  These pools principally involve workers’ compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market.  The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state.  In the event that a member of the pool becomes insolvent, the remaining members assume an additional pro rata share of the pool’s liabilities.

The structured settlements represent recoverables from annuities that were purchased from life insurance companies to settle personal physical injury claims, with workers’ compensation claims comprising a significant proportion.  In cases where the Company did not receive a release from the claimant, the Company retains the liability to the claimant in the event that the life insurance company fails to pay; accordingly, the Company continues to report the amount due from the life insurance company as a liability and as a recoverable for GAAP purposes. The Company’s top five groups by structured settlement is as follows:

	A.M. Best Rating of Group’s	December 31,	December 31,
Group	Predominant Insurer	2008	2007
Old Mutual	A third highest of 16 ratings	$1,075	$1,087
Metlife	A+ second highest of 16 ratings	554	578
Genworth	A+ second highest of 16 ratings	485	496
Symetra	A third highest of 16 ratings	296	307
ING Group	A+ second highest of 16 ratings	242	248

(1)  As a result of the September 29, 2008 announcement that a Special Committee of Transatlantic Holdings, Inc.’s (TRH) independent directors is evaluating proposals received from AIG relating to the possible disposition of AIG’s 59% common stock interest in TRH, as well as possible business combination transactions involving TRH’s outstanding shares, the reinsurance recoverables from TRH are now being reported separately.  These amounts were previously reported combined with the reinsurance recoverables from AIG (totaling $71 million and $78 million at December 31, 2008 and 2007 exclusive of TRH, respectively).

The Travelers Companies, Inc. Net Reserves for Losses and Loss Adjustment Expense ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2007	2007	2007	2007	2008	2008	2008	2008	2007	2008
Business Insurance
Beginning of period	$34,444	$34,456	$34,295	$34,131	$34,021	$33,718	$33,649	$33,310	$34,444	$34,021
Incurred	1,684	1,628	1,530	1,616	1,517	1,576	1,868	1,509	6,458	6,470
Paid	(1,661)	(1,814)	(1,708)	(1,767)	(1,736)	(1,696)	(2,148)	(1,683)	(6,950)	(7,263)
Acquired (sold) reserves, foreign exchange and other (1)	(11)	25	14	41	(84)	51	(59)	(866)	69	(958)
End of period	$34,456	$34,295	$34,131	$34,021	$33,718	$33,649	$33,310	$32,270	$34,021	$32,270

Financial, Professional & International Insurance
Beginning of period	$5,014	$4,991	$5,285	$5,416	$5,520	$5,590	$5,650	$5,703	$5,014	$5,520
Incurred	447	463	419	401	387	383	539	456	1,730	1,765
Paid	(318)	(256)	(333)	(339)	(324)	(294)	(324)	(468)	(1,246)	(1,410)
Acquired (sold) reserves, foreign exchange and other (2)	(152)	87	45	42	7	(29)	(162)	(294)	22	(478)
End of period	$4,991	$5,285	$5,416	$5,520	$5,590	$5,650	$5,703	$5,397	$5,520	$5,397

Personal Insurance
Beginning of period	$3,490	$3,495	$3,449	$3,453	$3,527	$3,532	$3,586	$3,835	$3,490	$3,527
Incurred	997	968	972	1,050	1,074	1,159	1,374	1,009	3,987	4,616
Paid	(992)	(952)	(968)	(976)	(1,069)	(1,105)	(1,125)	(1,204)	(3,888)	(4,503)
Sold reserves (3)	—	(62)	—	—	—	—	—	—	(62)	—
End of period	$3,495	$3,449	$3,453	$3,527	$3,532	$3,586	$3,835	$3,640	$3,527	$3,640

Total
Beginning of period	$42,948	$42,942	$43,029	$43,000	$43,068	$42,840	$42,885	$42,848	$42,948	$43,068
Incurred	3,128	3,059	2,921	3,067	2,978	3,118	3,781	2,974	12,175	12,851
Paid	(2,971)	(3,022)	(3,009)	(3,082)	(3,129)	(3,095)	(3,597)	(3,355)	(12,084)	(13,176)
Acquired (sold) reserves, foreign exchange and other (1) (2) (3)	(163)	50	59	83	(77)	22	(221)	(1,160)	29	(1,436)
End of period	$42,942	$43,029	$43,000	$43,068	$42,840	$42,885	$42,848	$41,307	$43,068	$41,307

Prior Year Reserve Development: Unfavorable (Favorable)

Business Insurance
Asbestos	$—	$—	$—	$—	$—	$—	$70	$—	$—	$70
Environmental	—	185	—	—	—	85	—	—	185	85
All other	(27)	(245)	(165)	(49)	(312)	(442)	(317)	(205)	(486)	(1,276)
Prior year development excluding accretion of discount	(27)	(60)	(165)	(49)	(312)	(357)	(247)	(205)	(301)	(1,121)
Accretion of discount	15	15	15	15	15	16	15	14	60	60
Total Business Insurance	(12)	(45)	(150)	(34)	(297)	(341)	(232)	(191)	(241)	(1,061)

Financial, Professional & International Insurance	—	(15)	(42)	(36)	(63)	(132)	(43)	(36)	(93)	(274)

Personal Insurance	(35)	(50)	(24)	(43)	(25)	(37)	(44)	(37)	(152)	(143)
Total	$(47)	$(110)	$(216)	$(113)	$(385)	$(510)	$(319)	$(264)	$(486)	$(1,478)

(1)  Reflects the sale of Unionamerica Holdings, Ltd. in 4Q 2008, decreasing net reserves by $790 million in Business Insurance.

(2)  Reflects the sale of Afianzadora Insurgentes in 1Q 2007, decreasing net reserves by $118 million in Financial, Professional & International Insurance.

(3)  Reflects the sale of Mendota and its subsidiaries in 2Q 2007, decreasing net reserves by $62 million in Personal Insurance.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Asbestos and Environmental Reserves ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2007	2007	2007	2007	2008	2008	2008	2008	2007	2008

Asbestos reserves
Beginning reserves:
Direct	$4,777	$4,625	$4,532	$4,447	$4,353	$4,272	$4,184	$3,728	$4,777	$4,353
Ceded	(726)	(699)	(673)	(662)	(619)	(600)	(588)	(501)	(726)	(619)
Net	4,051	3,926	3,859	3,785	3,734	3,672	3,596	3,227	4,051	3,734
Incurred losses and loss expenses:
Direct	—	—	(1)	—	—	—	70	—	(1)	70
Ceded	—	—	1	—	—	—	—	—	1	—
Losses paid:
Direct (1)	152	93	84	94	81	88	526	99	423	794
Ceded	(27)	(26)	(10)	(43)	(19)	(12)	(87)	(18)	(106)	(136)
Sale of subsidiary: (2)
Direct	—	—	—	—	—	—	—	330	—	330
Ceded	—	—	—	—	—	—	—	(98)	—	(98)
Ending reserves:
Direct	4,625	4,532	4,447	4,353	4,272	4,184	3,728	3,299	4,353	3,299
Ceded	(699)	(673)	(662)	(619)	(600)	(588)	(501)	(385)	(619)	(385)
Net	$3,926	$3,859	$3,785	$3,734	$3,672	$3,596	$3,227	$2,914	$3,734	$2,914

Environmental reserves
Beginning reserves:
Direct	$413	$364	$529	$498	$478	$450	$499	$472	$413	$478
Ceded	5	8	8	14	12	12	12	13	5	12
Net	418	372	537	512	490	462	511	485	418	490
Incurred losses and loss expenses:
Direct	—	185	(3)	—	—	85	—	—	182	85
Ceded	—	—	3	—	—	—	—	—	3	—
Losses paid:
Direct	49	20	28	20	28	36	27	32	117	123
Ceded	(3)	—	(3)	2	—	—	(1)	6	(4)	5
Sale of subsidiary: (2)
Direct	—	—	—	—	—	—	—	40	—	40
Ceded	—	—	—	—	—	—	—	(7)	—	(7)
Ending reserves:
Direct	364	529	498	478	450	499	472	400	478	400
Ceded	8	8	14	12	12	12	13	14	12	14
Net	$372	$537	$512	$490	$462	$511	$485	$414	$490	$414

(1)  Third quarter of 2008 includes the final payment in connection with the ACandS settlement.

(2)  In December 2008, the Company completed the sale of its subsidiary Unionamerica Holdings, Ltd.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Capitalization ($ in millions)

	December 31,	December 31,
	2008	2007
Debt

Short-term debt
Commercial paper	$100	$100
3.75% Senior notes due March 15, 2008	—	400
7.81% Private placement note due September 16, 2008	—	3
6.38% Medium-term note due December 15, 2008	—	149
Zero coupon convertible notes due March 3, 2009, effective yield 4.17%	140	—
7.81% Private placement note due September 16, 2009	2	—
Total short-term debt	242	652

Long-term debt
Zero coupon convertible notes due March 3, 2009, effective yield 4.17%	—	134
8.125% Senior notes due April 15, 2010 (1)	250	250
7.415% Medium-term notes due August 23, 2010	21	21
7.22% Real estate non-recourse debt due September 1, 2011	9	9
7.81% Private placement notes due on various dates through 2011	4	6
5.375% Senior notes due June 15, 2012 (1)	250	250
5.00% Senior notes due March 15, 2013 (1)	500	500
5.50% Senior notes due December 1, 2015	400	400
6.25% Senior notes due June 20, 2016 (1)	400	400
5.75% Senior notes due December 15, 2017 (1)	450	450
5.80% Senior notes due May 15, 2018 (1)	500	—
7.75% Senior notes due April 15, 2026	200	200
7.625% Junior subordinated debentures due December 15, 2027	125	125
6.375% Senior notes due March 15, 2033 (1)	500	500
6.75% Senior notes due June 20, 2036 (1)	400	400
6.25% Senior notes due June 15, 2037 (1)	800	800
8.50% Junior subordinated debentures due December 15, 2045	56	56
8.312% Junior subordinated debentures due July 1, 2046	73	73
6.25% Fixed-to-floating rate junior subordinated debentures due March 15, 2067	1,000	1,000
Total long-term debt	5,938	5,574
Unamortized fair value adjustment	68	83
Unamortized debt issuance costs	(67)	(67)
	5,939	5,590
Total debt	6,181	6,242

Preferred equity	89	112
Common equity (excluding net unrealized investment gains (losses), net of tax)	25,374	25,884
Total capital	$31,644	$32,238
Total debt to capital	19.5%	19.4%

(1)  Redeemable anytime with “make-whole” premium.

The Travelers Companies, Inc. Statutory to GAAP Shareholders’ Equity Reconciliation ($ in millions)

	December 31,	December 31,
	2008 (1)	2007

Statutory capital and surplus	$21,491	$22,878

GAAP adjustments

Goodwill and intangible assets	3,841	3,958

Investments	342	1,407

Noninsurance companies	(3,924)	(4,307)

Deferred acquisition costs	1,774	1,809

Deferred federal income tax	699	(18)

Current federal income tax	(86)	(124)

Reinsurance recoverables	295	370

Furniture, equipment & software	526	423

Employee benefits	40	68

Agents balances	122	130

Other	199	22

Total GAAP adjustments	3,828	3,738

GAAP shareholders’ equity	$25,319	$26,616

(1) Estimated and Preliminary

The Travelers Companies, Inc. Statement of Cash Flows - Preliminary ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2007	2007	2007	2007	2008	2008	2008	2008	2007	2008

Cash flows from operating activities
Net income	$1,086	$1,254	$1,198	$1,063	$967	$942	$214	$801	$4,601	$2,924
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized investment (gains) losses	(14)	(128)	—	(12)	62	(36)	170	219	(154)	415
Depreciation and amortization	205	203	197	206	213	201	213	194	811	821
Deferred federal income tax expense (benefit)	(188)	369	68	(19)	(8)	34	23	(107)	230	(58)
Amortization of deferred acquisition costs	869	915	956	966	954	961	990	975	3,706	3,880
Equity in (income) loss from other investments	(167)	(205)	(117)	(81)	(17)	(16)	67	278	(570)	312
Premiums receivable	17	(368)	216	131	(28)	(177)	158	213	(4)	166
Reinsurance recoverables	548	531	615	478	272	10	251	676	2,172	1,209
Deferred acquisition costs	(967)	(1,024)	(997)	(937)	(968)	(991)	(991)	(895)	(3,925)	(3,845)
Claims and claim adjustment expense reserves	(350)	(255)	(469)	(336)	(386)	(38)	(249)	(1,360)	(1,410)	(2,033)
Unearned premium reserves	60	275	28	(260)	15	97	38	(420)	103	(270)
Trading account activities	(1)	(3)	1	—	2	5	(2)	6	(3)	11
Loss (gain) on redemption of subordinated debentures	(7)	39	—	—	—	—	—	—	32	—
Excess tax benefits from share-based payment arrangements	(9)	(11)	(3)	(2)	(4)	(3)	(1)	(2)	(25)	(10)
Other	(215)	(535)	322	150	(147)	(285)	61	(16)	(278)	(387)
Net cash provided by operating activities	867	1,057	2,015	1,347	927	704	942	562	5,286	3,135

Cash flows from investing activities
Proceeds from maturities of fixed maturities	1,637	927	1,393	1,348	1,604	1,084	982	1,199	5,305	4,869
Proceeds from sales of investments:
Fixed maturities	729	809	2,143	3,642	1,044	1,405	1,139	3,344	7,323	6,932
Equity securities	25	31	21	29	12	24	11	6	106	53
Real estate	—	—	10	1	—	25	—	—	11	25
Other investments	325	606	222	307	246	178	123	108	1,460	655
Purchases of investments:
Fixed maturities	(3,006)	(3,007)	(3,673)	(5,033)	(2,350)	(2,063)	(2,222)	(4,492)	(14,719)	(11,127)
Equity securities	(29)	(26)	(8)	(72)	(21)	(25)	(43)	(6)	(135)	(95)
Real estate	(26)	(27)	(16)	(5)	(9)	(16)	(6)	(7)	(74)	(38)
Other investments	(139)	(232)	(191)	(178)	(123)	(162)	(242)	(140)	(740)	(667)
Net (purchases) sales of short-term securities	(103)	407	(368)	(498)	320	(667)	407	(466)	(562)	(406)
Securities transactions in course of settlement	305	(251)	(385)	208	43	31	(461)	69	(123)	(318)
Other	(203)	(7)	(82)	(86)	(72)	(91)	(104)	222	(378)	(45)
Net cash provided by (used in) investing activities	(485)	(770)	(934)	(337)	694	(277)	(416)	(163)	(2,526)	(162)

The Travelers Companies, Inc. Statement of Cash Flows - Preliminary (Continued) ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2007	2007	2007	2007	2008	2008	2008	2008	2007	2008

Cash flows from financing activities
Issuance of debt	986	1,475	—	—	—	496	—	—	2,461	496
Payment of debt	(611)	(857)	(488)	—	(400)	—	(3)	(149)	(1,956)	(552)
Dividends paid to shareholders	(175)	(193)	(189)	(185)	(179)	(180)	(177)	(176)	(742)	(712)
Issuance of common stock - employee share options	54	106	32	26	15	44	13	17	218	89
Treasury stock acquired - share repurchase authorization	(698)	(637)	(612)	(973)	(1,000)	(765)	(290)	(112)	(2,920)	(2,167)
Treasury stock acquired - net employee share-based compensation	(26)	(12)	(1)	—	(26)	(2)	—	(1)	(39)	(29)
Excess tax benefits from share-based payment arrangements	9	11	3	2	4	3	1	2	25	10
Other	(1)	1	1	(1)	—	—	—	—	—	—
Net cash used in financing activities	(462)	(106)	(1,254)	(1,131)	(1,586)	(404)	(456)	(419)	(2,953)	(2,865)

Effect of exchange rate changes on cash	(1)	3	2	1	2	(2)	(12)	(17)	5	(29)

Net increase (decrease) in cash	(81)	184	(171)	(120)	37	21	58	(37)	(188)	79
Cash at beginning of period	459	378	562	391	271	308	329	387	459	271
Cash at end of period	$378	$562	$391	$271	$308	$329	$387	$350	$271	$350

Income taxes paid	$88	$698	$149	$411	$78	$637	$117	$9	$1,346	$841
Interest paid	$75	$86	$79	$117	$72	$112	$64	$127	$357	$375

The Travelers Companies, Inc. Financial Supplement - Fourth Quarter 2008 Glossary of Financial Measures and Description of Reportable Business Segments

The following measures are used by the Company’s management to evaluate financial performance against historical results and establish targets on a consolidated basis.  In some cases, these measures are considered non-GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated statement of income or required to be disclosed in the notes to financial statements, and in some cases, include or exclude certain items not ordinarily included or excluded in the most comparable GAAP financial measure. In the opinion of the Company’s management, a discussion of these measures provides investors with a better understanding of the significant factors that comprise the Company’s periodic results of operations and how management evaluates the Company’s financial performance.

Operating income (loss) is net income (loss) excluding the after-tax impact of net realized investment gains (losses).  Operating income (loss) per share is operating income (loss) on a per share basis.

Return on equity is the ratio of net income to average equity.  Operating return on equity is the ratio of operating income to average equity excluding net unrealized investment gains and losses, net of tax.

In the opinion of the Company’s management, operating income, operating income per share and operating return on equity are meaningful indicators of underwriting and operating results.  These measures exclude net realized investment gains or losses which can be significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends.  Internally, the Company’s management uses operating income, operating income per share and operating return on equity to evaluate performance against historical results and establish financial targets on a consolidated basis.

Underwriting gain (loss) is net earned premiums and fee income less claims and claim adjustment expenses and insurance-related expenses.

A catastrophe is a severe loss, resulting from natural and man-made events, including risks such as fire, earthquake, windstorm, explosion, terrorism and other similar events.  Each catastrophe has unique characteristics, and catastrophes are not predictable as to timing or amount.  Their effects are included in net and operating income and claims and claim adjustment expense reserves upon occurrence.  A catastrophe may result in the payment of reinsurance reinstatement premiums and assessments from various pools.  In the opinion of the Company’s management, a discussion of the impact of catastrophes is meaningful for investors to understand variability in periodic earnings.

Loss reserve development is the increase or decrease in incurred claims and claim adjustment expenses as a result of the re-estimation of claims and claim adjustment expense reserves at successive valuation dates for a given group of claims.  Loss reserve development may be related to one or more prior years or the current year.  In the opinion of the Company’s management, discussion of loss reserve development is useful to investors as it allows them to assess the impact between prior and current year development on incurred claims and claim adjustment expenses, net and operating income, and changes in claims and claim adjustment expense reserve levels from period to period.

GAAP combined ratio is the sum of the loss and loss adjustment expense ratio (loss and LAE ratio), the underwriting expense ratio and, where applicable, the ratio of dividends to policyholders to net premiums earned.  For GAAP, the loss and LAE ratio is the ratio of incurred losses and loss adjustment expenses reduced by an allocation of fee income to net earned premiums.  The underwriting expense ratio is the ratio of underwriting expenses incurred reduced by an allocation of fee income, and billing and policy fees to net earned premiums. A GAAP combined ratio under 100% generally indicates an underwriting profit. A GAAP combined ratio over 100% generally indicates an underwriting loss. The GAAP combined ratio is an operating statistic that includes GAAP measures in the numerator and the denominator.

Gross written premiums reflect the direct and assumed contractually determined amounts charged to the policyholders for the effective period of the contract based on the terms and conditions of the insurance contract.  Gross written premiums are a measure of overall business volume.  Net written premiums reflect gross written premiums less premiums ceded to reinsurers.

Book value per share is total common shareholders’ equity divided by the number of common shares outstanding.  Adjusted book value per share is total common shareholders’ equity excluding the after-tax impact of net unrealized investment gains and losses (i.e., excluding FAS 115), divided by the number of common shares outstanding. In the opinion of the Company’s management, adjusted book value is useful in an analysis of a property casualty company’s book value as it removes the effect of changing prices on invested assets, (i.e., net unrealized investment gains (losses), net of tax) which do not have an equivalent impact on unpaid claims and claim adjustment expense reserves.

Travelers has organized its businesses into the following reportable business segments:

Business Insurance - The Business Insurance segment offers a broad array of property and casualty insurance and insurance-related services to its clients primarily in the United States.  Business Insurance is organized into the following six groups, which collectively comprise Business Insurance Core operations: Select Accounts; Commercial Accounts; National Accounts; Industry-Focused Underwriting including Construction, Technology, Public Sector Services, Oil & Gas, and Agribusiness; Target Risk Underwriting including National Property, Inland Marine, Ocean Marine, Excess Casualty, Boiler & Machinery, and Global Accounts; and Specialized Distribution including Northland and National Programs.  Business Insurance also includes the Special Liability Group (which manages the Company’s asbestos and environmental liabilities), and other runoff operations, which collectively are referred to as Business Insurance Other.

Financial, Professional & International Insurance - The Financial, Professional & International Insurance segment includes surety and financial liability businesses, which primarily use credit-based underwriting processes, as well as property and casualty products that are primarily marketed on a domestic basis in the United Kingdom, Ireland and Canada, and on an international basis through Lloyd’s.  The businesses in Financial, Professional & International Insurance are Bond & Financial Products and International.

Personal Insurance - The Personal Insurance segment writes virtually all types of property and casualty insurance covering personal risks.  The primary coverages in this segment are personal automobile and homeowners insurance sold to individuals.